UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 23, 2007
R.H. DONNELLEY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-07155	13-2740040
(State or other jurisdiction of	(Commission	(IRS Employer Identification No.)
incorporation)	File Number)

1001 Winstead Drive, Cary, NC		27513
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (919) 297-1600
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory      Arrangements of Certain Officers.
(e)	On October 23, 2007, the Compensation and Benefits Committee (the “Committee”) of the Board of Directors of R.H. Donnelley Corporation (the “Company”) took the following actions:

Amendment and Restatement of Pension Benefit Equalization Plan

The Committee approved and adopted an amendment and restatement (the “PBEP Restatement”) of the Pension Benefit Equalization Plan of R.H. Donnelley (the “PBEP”), generally effective from and after January 1, 2008. The Company established the PBEP with an original effective date of July 1, 1998. A copy of the original PBEP was filed as Exhibit 10.16 to the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 27, 2002 (SEC File No. 001-07155).

The PBEP is maintained as an unfunded, nonqualified pension plan for a select group of management and highly compensated employees of the Company and its subsidiaries who are also participating in the R.H. Donnelley Retirement Account (the “Retirement Plan”), a qualified, defined benefit pension plan. PBEP participants include the Company’s Chairman & Chief Executive Officer and other named executive officers of the Company. The PBEP provides supplemental retirement benefits to replace what participants are not entitled to receive under the Retirement Plan solely on account of the limitations imposed by Internal Revenue Code Sections 401(a)(17) or 415. Participants become vested under the PBEP at the same time they become vested under the Retirement Plan — presently, generally following five years of service with the Company, and from and after January 1, 2008, generally following three years of service with the Company.

Under the PBEP Restatement, vested benefits are generally payable in a lump sum in the seventh month following separation from service or, if later, the month following the participant’s 55th birthday.

The PBEP Restatement applies special rules to vested participants who become disabled while working for the Company. If an active PBEP participant becomes disabled, his or her PBEP benefit is payable in a lump sum at age 65 or, if earlier, three years after the disability began. However, a disabled participant who is receiving disability benefits under the Company’s long-term disability plan and from Social Security may defer his or her PBEP benefit until as late as age 65. In addition, so long as the participant continues receiving disability benefits under the Company’s long-term disability plan and from Social Security, the participant will continue to earn benefits under the PBEP until the deferred payment date.

If a participant dies before receiving his or her vested benefit under the PBEP, the vested benefit will be paid to the participant’s beneficiary in a single sum in the seventh month following the participant’s death.

The PBEP Restatement is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing summary is qualified in its entirety by the provisions of the PBEP as set forth in the PBEP Restatement.

Amendment and Restatement of 401(k) Restoration Plan

The Committee approved and adopted an amendment and restatement (the “Restoration Plan Restatement”) of the R.H. Donnelley 401(k) Restoration Plan (the “Restoration Plan”), generally effective from and after January 1, 2005.

The Restoration Plan is maintained as an unfunded, nonqualified plan for a select group of management and highly compensated employees who are also participating in the R.H. Donnelley 401(k) Savings Plan (the “401(k) Plan”). Participants include the Company’s Chairman & Chief Executive Officer and other named executive officers of the Company. 401(k) Plan participants are generally eligible for a benefit under the Restoration Plan if their compensation for a calendar year exceeds the applicable limitation imposed by Internal Revenue Code Section 401(a)(17) (the “Compensation Limit”). Beginning in 2007, a participant’s Restoration Plan benefit for a calendar year is equal to three percent of the participant’s compensation in excess of the Compensation Limit, plus a deemed investment return. This benefit is paid to the participant in a lump sum during the immediately following year.

The Restoration Plan Restatement is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing summary is qualified in its entirety by the provisions of the Restoration Plan as set forth in the Restoration Plan Restatement.

Amendment and Restatement of Deferred Compensation Plan

The Committee approved and adopted an amendment and restatement (the “Plan Restatement”) of the R.H. Donnelley Corporation Deferred Compensation Plan (the “DC Plan”), generally effective for amounts deferred on or after January 1, 2008. The prior amendment and restatement of the DC Plan was effective January 1, 2005, and was filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on January 24, 2007 (SEC File No. 001-07155).

The Company maintains the DC Plan as an unfunded, nonqualified savings plan for a select group of management and highly compensated employees of the Company and its subsidiaries. Participation in the DC Plan is generally limited to employees of the Company who have been selected by the Committee to participate in the Plan, including the Company’s Chairman & Chief Executive Officer and other named executive officers of the Company. Participation in the DC Plan is voluntary. Each participant in the DC Plan may make an irrevocable election to defer receipt of all or any part of the participant’s eligible compensation. Each participant’s deferral election under the DC Plan must state the percentage of the participant’s eligible compensation to be deferred and the time and method of payment of the amounts deferred. Each participant must make a new irrevocable election under the DC Plan prior to the beginning of each calendar year.

The Company will maintain a separate bookkeeping account for each participant and from time to time enter therein the amount of deferred compensation to be credited to the participant’s account. Amounts credited to the participant’s account are deemed invested as the participant shall direct among the investment funds made available under the DC Plan. Each participant will be, at all times, 100% vested in his or her account (including all amounts deferred and any gains, losses or earnings credited to such amounts).

A participant’s deferred compensation account balance may be paid to him or her only upon (i) the participant’s separation from service (as defined in the DC Plan), (ii) the participant’s disability (as defined in the DC Plan), (iii) the participant’s death, (iv) a specified date, (v) a change in control (as defined in the DC Plan), or (vi) the occurrence of an unforeseeable emergency (as defined in the DC Plan).

The Plan Restatement is filed as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing summary is qualified in its entirety by the provisions of the DC Plan as set forth in the Plan Restatement.
Item 9.01.      Financial Statements and Exhibits.
(d)      Exhibits.
99.1	R.H. Donnelley Pension Benefit Equalization Plan, Amended and Restated effective as of January 1, 2008

99.2	R.H. Donnelley, Inc. 401(k) Restoration Plan, effective as of January 1, 2005

99.3	R.H. Donnelley Corporation Deferred Compensation Plan, Amended and Restated effective as of January 1, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 29, 2007	R.H. DONNELLEY CORPORATION

	By:	/s/ Robert J. Bush

Robert J. Bush, Senior Vice President, General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	R.H. Donnelley Pension Benefit Equalization Plan, Amended and Restated effective as of January 1, 2008
99.2	R.H. Donnelley, Inc. 401(k) Restoration Plan, effective as of January 1, 2005
99.3	R.H. Donnelley Corporation Deferred Compensation Plan, Amended and Restated effective as of January 1, 2008